                                WARRANT AGREEMENT


            THIS WARRANT AGREEMENT, made this 13th day of October, 1993, by and between TMP Worldwide Inc., a Delaware corporation (the "Company"), and BNY Financial Corporation, a New York corporation ("BNY").

                             W I T N E S S E T H :

            WHEREAS, BNY and the Company have entered into an amended Financing Agreement dated October 13, 1993 (the "Financing Agreement"); and

            WHEREAS, in connection with the Financing Agreement, the Company has agreed to issue to BNY the Warrant; and

            WHEREAS, the parties desire to establish the terms upon which the Warrant are to be issued and the obligations with respect thereto.

            NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

            1. Definitions. As used herein, the following terms shall have the following meanings, unless the context otherwise requires:

                  "Act" refers to the Securities Act of 1933, as amended.

                  "Common Stock" refers to the common stock, $.01 par value, of the Company.

                  "Exercise Price" refers to an exercise price of $.01 per share for each share of Underlying Common Stock purchasable upon exercise of the Warrant.

                  "Expiration Date" shall mean January 2, 1997.

                  "Initial Registration Notice" shall mean a notice given by the Company to BNY of a proposed initial public offering by the Company of shares of its Common Stock, as more fully described in Section Annex A.

                  "Warrant" shall mean the warrant issued to BNY on the date hereof granting BNY the right to purchase a number of shares of Common Stock, at the Exercise Price, equal to one percent of the number of issued and outstanding shares of Common Stock upon the sale of all the shares of Common Stock which are included in the registration which is the subject of the Initial Registration Notice, and any warrant or warrants issued in replacement thereof.

                  "Underlying Common Stock" refers to the shares of Common Stock issuable upon exercise of the Warrant.

            2. Issuance of Warrants. The Company hereby issues and delivers to BNY a Warrant Certificate evidencing the Warrant. This Warrant shall become void and all rights hereunder and all rights in respect hereof shall cease as of the Expiration Date.

            3. Exercise of Warrants. The Warrant may be exercised in whole or in part by BNY in accordance with this Agreement at any time after the closing of the sale of more than 90% of the shares of Common Stock which are included in the registration statement which is the subject of the Initial Registration Notice. Exercise shall be effected by surrender of the Warrant Certificate with the form of subscription at the end thereof duly executed by BNY to the Company at its principal offices, Attention: Corporate Secretary, accompanied by payment, in cash or by certified or official bank check, to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock to be received on exercise by the Exercise Price. Upon any partial exercise, the Company, at its expense, will forthwith issue and deliver to BNY, a new Warrant Certificate or Warrant Certificates of like tenor in the name of BNY, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal to the number of such shares stated on the face of the Warrant Certificate being exercised minus the number of such shares designated for exercise by BNY in the subscription at the end thereof. The Company shall not be required to issue fractions of shares of Common Stock; if any fraction of a share of Common Stock would otherwise be issuable on the exercise of the Warrant, the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Exercise Price.

            4. Delivery of Certificates on Exercise. As soon as reasonably practicable after the exercise of the Warrant, in whole or in part, and in any event within ten (10) days thereafter, the Company, at its expense (including the payment by it of any applicable issue taxes, federal or state), will cause to be issued in the name of and delivered to BNY, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock to which BNY shall be entitled upon such exercise, plus in lieu of any fractional shares to which BNY would otherwise be entitled, if any, cash equal to such fraction multiplied by the then Exercise Price. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such shares as of the date of surrender of such Warrant and payment of the Exercise Price.

            5. Surrender of Unexercised Warrant. BNY shall have the right, in the event that this Warrant shall not become exercisable prior to 10:00 a.m. E.S.T. on the Expiration Date, to surrender the unexercised Warrant to the Company at any time thereafter on the Expiration Date (or on any business day subsequent thereto on at least ten day's prior notice to the Company) against payment by the Company in immediately available funds of the sum of $500,000, which amount may be paid by a charge to the Company's account at BNY.

            6. Covenants of BNY. BNY represents that it is an "accredited investor" (as such term is defined in Rule 501(a) of Regulation D under the Securities Act) and that it is purchasing the Warrant solely for its own account and not with a view to, or for offer or sale in connection with any distribution of the Warrant or the Underlying Common Stock.

                  BNY further represents that it is knowledgeable, sophisticated and experienced in business and financial matters; that it fully understands the limitations on transfer in this Agreement; that it is able to bear the economic risk of its investment in the Warrants and the Underlying Common Stock and is presently able to afford the complete loss of such investment; that it has been afforded access to information about the Company and the Company's financial condition, results of operations, business, property, management and prospects sufficient to enable it to evaluate its investment in the Warrants and the Underlying Common Stock; and that the Warrant Certificate and any Common Stock issued upon exercise may bear substantially the following legend:

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS (THE "STATE ACTS"), HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND QUALIFICATION UNDER THE STATE ACTS OR EXEMPTIONS FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS (INCLUDING, IN THE CASE OF THE SECURITIES ACT, THE EXEMPTION AFFORDED BY RULE 144). UNLESS WAIVED BY THE COMPANY, THE COMPANY SHALL BE FURNISHED WITH AN OPINION OF COUNSEL OPINING AS TO THE AVAILABILITY OF EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION AS A PRECONDITION TO ANY SUCH TRANSFER.

            7. Covenants of the Company. The Company covenants and agrees that the Company will reserve and keep available a sufficient number of shares of Common Stock solely for issuance and delivery upon exercise of the Warrant by BNY; that such shares, when issued and delivered, will have been duly authorized and issued, fully paid and non-assessable; and that BNY shall have, in respect of such shares, the registration rights set forth in Annex A.

                  The Company further covenants and agrees that if the product of (a) the number of shares of Underlying Common Stock on the date this Warrant first becomes exercisable and (b) the initial public offering price as set forth in the effective registration statement which is the subject of the Initial Registration Notice is less than $1,000,000 then the Company shall pay to BNY within ten days thereafter an amount equal to such deficiency.

            8. Adjustment of Exercise Price and the Number of Shares. The number and kind of securities purchasable upon the exercise of the Warrant shall be subject to appropriate adjustment following the date on which the Warrant first becomes exercisable to reflect dividends payable in Common Stock, stock splits and combinations, recapitalizations and the like. No adjustment need be made for shares or rights to acquire shares of Common Stock pursuant to a Company plan for executive or employee incentive compensation or for reinvestment of dividends or for a change in the par value of the Common Stock. No adjustment need be made for any dividends payable other than in Common Stock.

                  8.1. Notice of Adjustments. Whenever the number of shares of Underlying Common Stock purchasable upon the exercise of the Warrant is adjusted, as herein provided, the Company shall promptly mail by first class mail, postage prepaid, to BNY notice of such adjustment or adjustments and shall deliver with such notice a certificate of its Chief Financial Officer setting forth the number of shares purchasable upon the exercise of the Warrant and the Exercise Price of such shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such certificate shall be conclusive evidence of the correctness of such adjustment unless there is manifest error in the calculation.

                  8.2. Rights Upon Merger, Consolidation, etc. In case of any consolidation of the Company with or merger of the Company into a corporation or other person, the successor corporation shall execute an agreement that BNY shall have the right thereafter upon payment of the Exercise Price, to purchase upon exercise of the Warrant the kind and amount of shares and other securities and property (including cash) which it would have owned or have been entitled to receive after the happening of such consolidation, merger, sale or conveyance had the Warrant been exercised immediately prior to such action.

            9. No Limitation on Corporation Action. No provisions of this Warrant and no right or option granted or conferred hereunder shall in any way limit, affect or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Articles of Incorporation, reorganize, consolidate or merge with or into another corporation, or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.

            10. Transfer of Warrant. In addition to the other transfer restrictions set forth herein, the Warrant shall not be pledged, transferred or otherwise disposed of in whole or in part, nor any rights hereunder or under Annex A assigned or transferred, except to an entity controlling, controlled by or under common control with BNY.

            11. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity bond reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant or new Warrants of like tenor.

            12. Successors and Assigns. This Agreement shall be binding upon the Company and its successors and permitted assigns and shall inure to the benefit of BNY and its successors and permitted assigns.

            13. Notices. Any notice from one party to the other shall be in writing and either delivered personally or by certified or registered mail, postage prepaid, or by telegram, telecopier, or by overnight mail delivery by a nationally recognized courier, and shall be deemed given when so delivered personally or, if mailed or given by telegram or telecopier or overnight mail, upon receipt thereof by the addressee.

            14. Miscellaneous. This Warrant Agreement or any of the terms hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. No waiver of a breach of, or default under, any provision of this Warrant Agreement shall be deemed a waiver of such provisions of any subsequent breach or default of the same or similar nature or of any provisions or condition of this Warrant Agreement. This Warrant Agreement shall be construed and enforced in accordance with and governed by the laws of the state of New York. The headings in this Warrant Agreement are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This

Warrant Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.


                                     TMP WORLDWIDE INC.


                                     By: /s/Thomas G. Collison
                                         ------------------------------
                                         SENIOR VICE PRESIDENT


                                     BNY FINANCIAL CORP.


                                     By: /s/Frank Imperato
                                         ------------------------------
                                         Vice Pres.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS (THE "STATE ACTS"), HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND QUALIFICATION UNDER THE STATE ACTS OR EXEMPTIONS FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS (INCLUDING, IN THE CASE OF THE SECURITIES ACT, THE EXEMPTION AFFORDED BY RULE 144). UNLESS WAIVED BY THE COMPANY, THE COMPANY SHALL BE FURNISHED WITH AN OPINION OF COUNSEL OPINING AS TO THE AVAILABILITY OF EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION AS A PRECONDITION TO ANY SUCH TRANSFER.

                               TMP WORLDWIDE INC.

            THIS IS TO CERTIFY THAT for value received BNY Financial Corp. ("BNY") is entitled to purchase at any time or from time to time from TMP Worldwide Inc. (the "Company"), fully paid and nonassessable shares of common stock, $.01 par value, of the Company, at a Purchase Price of $.01 per share, payable in lawful money of the United States, upon presentation and surrender of this Warrant Certificate with the Form of Subscription duly executed. The maximum number of shares of Common Stock which may be purchased pursuant to this Warrant shall be as more fully set forth in that certain Warrant Agreement between the Company and BNY dated October 13, 1993 (the "Warrant Agreement"). The Warrant evidenced by this Warrant Certificate may not be exercised after 5:00 p.m., New York City time, on January 2, 1997, and to the extent not exercised by such time the Warrant shall become void. This Warrant Certificate is issued pursuant to the Warrant Agreement between the Company and BNY, and all rights of the holder of this Warrant are subject to the terms and provisions of the Warrant Agreement, copies of which are available for inspection at the offices of the Company. As provided in the Warrant Agreement, the Exercise Price and the number or kind of shares which may be purchased upon the exercise of the Warrant evidenced by this Warrant Certificate are, upon the happening of certain events, subject to modification and adjustment.

            Transfer of this Warrant Certificate is restricted as provided in the Warrant Agreement.

            The Company may deem and treat the registered holder of this Warrant as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder hereof, and for all other purposes, and the

Company shall not be affected by any notice to the contrary. This Warrant does not entitle any holder hereof to any rights of a stockholder of the Company.

            IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its proper corporate officer thereunto duly authorized.

                                     TMP WORLDWIDE INC.


                                     By: /S/Thomas G. Collison
                                         ------------------------------
                                         SENIOR VICE PRESIDENT

                              FORM OF SUBSCRIPTION

                  (To be signed only upon exercise of Warrant)

To TMP Worldwide Inc.:

            The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _____(1) shares of Common Stock of TMP Worldwide Inc. and herewith makes payment of $__________ therefor, and requests that the certificate or certificates for such shares be issued in the name of and delivered to the undersigned.

Dated:

                                     _________________________________________
                                     (Signature must conform in all
                                     respects to name of holder as specified
                                     on the face of the Warrants)


                                     _________________________________________
                                                     (Address)



----------
     (1) Insert here the maximum number of shares or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised.

                                    ANNEX A

                              REGISTRATION RIGHTS

                  (a) If, at any time prior to January 2, 1997 the Company proposes to register in an initial public offering any of its securities under the Securities Act of 1933 (the "Securities Act") (other than securities to be issued pursuant to a stock option or other employee benefit or similar plan), the Company shall, promptly give written notice (the "Initial Registration Notice") to BNY of the Company's intention to effect such registration. BNY shall have no right to have any shares of Common Stock of the Company, or any other security of the Company which BNY may own, included in such registration statement. If, following the completion of its initial public offering and the sale of all of the shares of Common Stock offered, and prior to January 2, 1997, the Company proposes to register any other offering of shares of its Common Stock (other than securities to be issued pursuant to a stock option or other employee benefit or similar plan) the Company shall similarly give a Registration Notice to BNY. If, within 15 days after receipt of such notice, BNY submits a written request to the Company specifying the number of shares of Common Stock which it will receive upon exercise of the Warrant and which it proposes to sell or otherwise dispose of, (the "Subject Stock") the Company shall include the Subject Stock in such registration statement. The Company shall keep each registration statement covering any Subject Stock in effect for a period of not less than 90 days following the effectiveness of such registration statement and maintain compliance with each federal and state law and regulation. Notwithstanding the foregoing, if the offering of the Company's securities pursuant to such registration statement is to be made by or through underwriters, the Company shall not be required to include Subject Stock therein if and to the extent that the underwriter managing the offering advises the Company in writing that such inclusion would materially adversely affect such offering and, in such event, the Company may delay registration of the Subject Stock for a period of not more than 30 days after completion of the distribution of securities being underwritten on behalf of the Company (but in no event for more than 180 days after the registration statement first becomes effective) and the Company shall thereupon promptly file such supplements and post-effective amendments and take such other steps as may be necessary to permit BNY to make its proposed offering following the end of such period of delay.

                  (b) In connection with any offering of shares of Subject Stock registered pursuant to this Annex A the Company (i) shall furnish to BNY such number of copies of each registration statement, each prospectus and each preliminary prospectus, and of each amendment and supplement to any thereof as BNY may reasonably request in order to effect the offering and sale of the Subject Stock to be offered and sold, but only while the Company shall be required under the provisions hereof to cause the registration statement to remain current and (ii) take such action as shall be necessary to qualify the shares covered by such registration statement under such blue sky or other state securities laws for offer and sale as BNY shall request; provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it shall not then be qualified or to file any general consent to service of process in any jurisdiction in which such a consent has not been previously filed. The Company shall enter into an underwriting agreement (the "Agreement") with a managing underwriter or underwriters selected by it containing representations, warranties, indemnities and agreements then customarily included by an issuer in underwriting agreements with respect to secondary distributions and BNY agrees as a condition to participation in such offering to make such representations and warranties with respect to information as to it as selling stockholder, and as to its holdings, which is furnished in writing to the underwriter for use in the registration statement as are customary and appropriate. In connection with any offering of Subject Stock registered pursuant to this Annex A, the Company shall furnish to the underwriter, at the Company's expense, unlegended certificates representing ownership of the Subject Stock being sold in such denominations as requested and instruct any transfer agent and registrar of the Subject Stock to release any stop transfer orders with respect to such Subject Stock.

                  (c) In connection with any registration pursuant to this Annex A all expenses of registration shall be borne by the Company (unless contrary to the federal securities laws or the laws of any state where the Subject Stock is to be offered), provided, however, in connection with any such registration, BNY shall be obligated to pay any and all underwriter's commissions and filing fees incurred by the Company, to the extent that such fees and commissions would not have been so incurred in the absence of the registration of such Subject Stock. Under no circumstances shall the company have any liability for any fees and expenses of underwriters, counsel, accountants or other agents of BNY with respect to any registration statement filed pursuant hereto, including but not limited to the costs of any investigations by or on behalf of BNY of the accuracy and completeness of such registration statement or related to the furnishing of information by BNY in connection with such registration statement.

                  (d) For a period of ninety (90) days from and after the effective date of any registration statement filed pursuant hereto in which any of the Subject Stock is included, the Company shall from time to time amend or supplement the registration statement and the prospectus used in connection therewith as may be necessary to permit such sale and disposition and to the extent necessary in order to keep such registration statement effective and such prospectus current under the Act so that neither the registration statement nor the prospectus contains any untrue statement as to any material fact, omits any statements necessary to make the statements contained therein not misleading.

                  (e) In the case of any offering registered pursuant to this Annex A, the company agrees to indemnify and hold harmless BNY and each controlling person of BNY within the meaning of Section 15 of the Securities Act, and the directors and officers of BNY, against any and all losses, claims, damages or liabilities to which they or any of them may become subject under the Securities Act or any other statute or common law or otherwise, and to reimburse them, from time to time upon request, for any legal or other expenses reasonably incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities or actions shall arise out of or shall be based upon (i) any untrue statement or alleged untrue statement contained in the registration statement relating to the sale of such Subject Stock in any preliminary prospectus or in any prospectus or in any supplement or amendment to any of the foregoing of a material fact, or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (ii) any failure or omission on the part of the Company to comply with any provision of the Act and the rules and regulations of the Securities and Exchange Commission (or other Federal agency at the time charged with administration of the Act) applicable to such offering; provided, however, that the indemnification agreement contained in this paragraph (e) shall not apply to such losses, claims, damages, liabilities or actions which shall arise from the sale of Subject Stock if such losses, claims, damages, liabilities or actions shall arise out of or shall be based upon any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission shall have been made in reliance upon and in conformity with information furnished in writing to the Company by BNY specifically for use in connection with the preparation of the registration statement or any preliminary prospectus or prospectus contained in the registration statement or any amendment thereof or supplement thereto.

                  (f) In connection with any registration statement in which BNY is participating, BNY will indemnify, to the extent permitted by law, the Company and its directors and officers against any losses, claims, damages, liabilities and expenses resulting solely by reason of any untrue statement of a material fact or any omission of a material fact necessary to make the statements therein not misleading, in the registration statement or any prospectus or preliminary prospectus or any amendment or supplement thereto, but only to the extent that such untrue statement is contained in, or such omission is omitted from, information so furnished to the Company by BNY in writing; provided, however, that BNY shall not be liable in the aggregate for any amounts exceeding the product of the sale price per share of Subject Stock of BNY sold in such registered offering and the number of shares of Subject Stock sold pursuant to such registration statement or prospectus by BNY.

                  (g) Each party indemnified under paragraph (e) or (f) of this Annex A shall, promptly after receipt of notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought hereunder, notify the indemnifying party in writing of the commencement thereof. The omission of any indemnified party to so notify an indemnifying party of any such action shall not relieve the indemnifying party from any liability in respect of such action which it may have to such indemnified party on account of the indemnity agreement contained in paragraph (e) or (f) of this Annex A, unless the indemnifying party was prejudiced by such omission, and in no event shall relieve the indemnifying party from any other liability which it may have to such indemnified party. In case any such action shall be brought against any indemnified party arid it shall notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may desire to assume the defense thereof through counsel satisfactory to the indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under paragraph (e) or (f) of this Annex A for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation (unless such indemnified party reasonably objects to such assumption on the grounds that there may be defenses available to it which are different from or in addition to such indemnifying party in which event the indemnified party shall be reimbursed by the indemnifying party for the expenses incurred in connection with retaining separate legal counsel).

                  (h) Nothing in paragraph (e) or (f) of this Annex A shall prevent the indemnified party from retaining counsel of its own choosing, at its own expense, to defend or cooperate in the defense or investigation of any claim in respect of which indemnification is available hereunder. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                   (Letterhead of BNY Financial Corporation)


December 31, 1995

TMP Worldwide, Inc.
1633 Broadway
New York, NY 10019

                              Re: Warrant Agreement

Gentlemen:

      We make reference to a certain Warrant Agreement dated October 13, 1993, in effect between you and us (the "Agreement").

      It is hereby agreed by and between us that the Agreement is hereby amended as follows:

      The definition of "Expiration Date" as stated in the agreement is hereby deleted in its entirety and replaced by the following:

            "`Expiration Date' shall mean December 31, 2000"

      We make further reference to a Warrant issued pursuant to the Warrant Agreement and the "Annex A Registration Rights" (the "Warrant Agreements").

      It is hereby agreed by and between us that the Warrant Agreements are hereby amended as follows:

      Wherever in the Warrant Agreements the phrase "January 2, 1997" appears it shall be replaced in its entirety with the phrase "December 31, 2000"

            Except as herein specifically amended the Agreement and the Warrant Agreement shall remain in full force and effect in accordance with their original terms as such terms may have been previously amended.

      Kindly indicate your agreement to the foregoing amendment by signing a copy of this letter and returning it to our office as soon as possible.


                                     Very truly yours,
                                     BNY FINANCIAL CORPORATION


                                     By: /s/Robert P. Grbic
                                        -----------------------------
                                        Title: SVP
ACCEPTED AND AGREED:
TMP WORLDWIDE, INC.


By: /s/Thomas G. Collison
   ---------------------------------
   Title:   Exec. Vice President